EXHIBIT 10.13

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AMENDED AND RESTATED

MERCHANT FINANCIAL SERVICES AGREEMENT BY AND BETWEEN

WELLS FARGO BANK, N.A.,

and

TRANSFIRST HOLDINGS, INC.

September 16, 2014

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AMENDED AND RESTATED MERCHANT FINANCIAL SERVICES AGREEMENT

This Amended and Restated Merchant Financial Services Agreement made and entered into on this 16th day of September, 2014 and made effective as of August 8, 2011 (this “Agreement”), is by and between WELLS FARGO BANK, N.A., a national banking association (“WFB” or “Wells Fargo) and TRANSFIRST HOLDINGS, INC., a Delaware corporation, and its present and future subsidiaries (“Company”), and amends and restates in its entirety the Merchant Financial Services Agreement dated August 8, 2011 by and between WFB and Company.

ARTICLE 1

DEFINITIONS

The following terms shall have the meanings specified below when used in this Agreement. Certain other capitalized terms are defined elsewhere in this Agreement in the context of the provisions in which they are used.

1.1	“BIN” means the Bank Identification Number issued by Visa to WFB and dedicated to Company for its exclusive use.

1.2	“Business Day” shall mean a calendar day on which Wells Fargo is open for business.

1.3	“Card” shall mean a credit or debit card bearing the brand of one or more Payment Companies.

1.4	“Chargeback Reserve” shall have the meaning ascribed at Section 5.11.

1.5	“Contracted Parties” means Persons with whom the Company elects to do business, and whom Wells Fargo approves, which approval shall not be unreasonably delayed or withheld, in providing Transaction Card Services pursuant to a contract between such Person and Company requiring such parties to be bound by all applicable obligations under this Agreement. Contracted Parties, in the case of Company, shall necessarily include any independent sales organizations (ISOs) or member service providers (MSP) with whom Company contracts relative to the Transaction Card Services being provided pursuant to this Agreement and which must be registered by WFB with a Payment Company (“Registered Contracted Parties”). Company acknowledges that it is responsible for all actions of such Persons in relation to the provision of Transaction Card Services and their compliance with this Agreement. Notwithstanding any other agreement to the contrary, Company hereby agrees that it shall at all times be responsible for the actions and omissions of such Contracted Parties as they relate to the Transaction Card Services being provided pursuant to this Agreement and shall indemnify WFB pursuant to Article 9 for any Losses experienced by WFB that are attributable to the acts or omissions of Contracted Parties.

1.6	“Credit Policy” means the policy agreed upon between the parties pursuant to Section 5.3.

1.7	“Effective Date” shall mean the date of this Agreement.

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1.8	“Fraud Prevention Program” shall mean the program required under Section 5.4.

1.9	“ICA” means the Interbank Card Association number issued by MasterCard to WFB and dedicated to Company for its exclusive use.

1.10	“Interchange” means the contracts, agreements, rules, regulations and procedures governing the relationships between, or the actions in accordance with the contracts, agreements, rules, regulations or procedures by, any two or more Persons in connection with the Interchange Settlement.

1.11	“ISO” means an independent sales organization, which is any MSP that provides services in respect of a merchant acquiring program, other than transaction processing, to a Payment Company Customer in furtherance of the Payment Company Customer’s merchant acquiring program. By way of example and not limitation, such services include merchant solicitation and customer service.

1.12	“Losses” has the meaning ascribed thereto in Section 9.1 (Indemnification).

1.13	“Merchant” shall mean a merchant (as defined and used in the Payment Company Rules) who receives Transaction Card Services from Company pursuant to a Merchant Agreement and whose Card transactions will be processed via the ICAs and/or BINs.

1.14	“Merchant Agreement” shall mean the contract between WFB, Company and a Merchant for the provision of the Transaction Card Services.

1.15	“MSP” means: (i) a member service provider that is not a Payment Company Customer and that provides ISO or Third Party Processor services, or both, to a Payment Company Customer (MasterCard and Visa Bylaws and Rules manual) and that is registered with MasterCard as an MSP to provide such services; and (ii) any entity (including a Payment Company Customer) that is required by MasterCard or Visa, at MasterCard’s or Visa’s sole discretion, to register as an MSP with MasterCard or Visa, and that is so registered.

1.16	“Operating Account” has the meaning ascribed thereto in Section 5.7.

1.17	“Payment Company” shall mean MasterCard, Visa, and/or any other association or card issuer (1) that has proprietary rights to and clearing and oversight responsibilities with respect to any credit card used to effect transactions processed hereunder (including both “Card Not Present” and “Card Present” transactions); and (2) in whose payment arrangement WFB is authorized to participate as a Payment Company Customer.

1.18	“Payment Company Customer” shall mean an entity that: (a) is authorized to participate in the network operated by a Payment Company (b) whose authority to participate in the network operated by the Payment Company is not dependent on sponsorship by or from another entity; and (c) is authorized to sponsor other entities to participate in the network operated by such Payment Company.

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1.19	“Payment Company Rules” shall mean the bylaws, operating rules, regulations, orders and interpretations issued by the respective Payment Company applicable to the time by the respective Payment Company.

1.20	“Person” shall mean an association, a corporation, an individual, a partnership, a trust or any other entity or organization.

1.21	“Service Provider” shall mean any Person that provides services to Company in connection with the Transaction Card Services.

1.22	“Settlement” means the process of exchanging financial data and value resulting from sales transactions, cash disbursements, pre-funded card transactions, or merchandise credits associated with amounts owed to Merchants for their Transactions less applicable merchant discounts, chargebacks or fees on a monthly or daily basis.

1.23	“Third Party Processor” means an MSP that provides services in respect of a merchant acquiring program, including transaction processing, to a Payment Company Customer in furtherance of the Payment Company Customer’s merchant acquiring program. By way of example and not limitation, such services include merchant solicitation, and customer service.

1.24	“Transaction” means the purchase by a cardholder of goods or services from a Merchant or a refund from a Merchant to a cardholder by use of a Card.

1.25	“Transaction Card Services” shall mean those services described in Section 5.1 (Transaction Card Services).

ARTICLE 2

REPRESENTATIONS AND WARRANTIES

WFB and Company each hereby represents and warrants as follows, as pertains to itself:

2.1	Corporate Organization, Good Standing. WFB is a national banking association duly organized, validly existing and in good standing under the laws of the US. WFB has the requisite corporate power and authority to own all of its properties and assets and to carry on its business as it is now being conducted. TransFirst Holdings, Inc. is a corporation validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to own all of its properties and assets and to carry on its business as it is now being conducted.

2.2	Payment Companies. WFB is and, during the term of this Agreement will, remain a Payment Company Customer in good standing of MasterCard, Visa, and any other applicable Payment Companies.

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2.3	Authorization. The execution and delivery by each party of this Agreement and the consummation and performance by such party of the transactions contemplated hereby have been duly authorized by all necessary corporate action in compliance with applicable law.

2.4	Non-Contravention. The execution and delivery of this Agreement by such party does not and the consummation and performance by both WFB and Company of the transactions contemplated hereby will not:

2.4.1	violate any provision of the charter documents or bylaws of such party;

2.4.2	violate or conflict with any other restriction of any kind or character to which such party is subject or by which any of its assets may be bound;

2.4.3	require the consent of or notice to any non-governmental party.

2.5	Governmental Consents, Etc. Except for the sponsorship of Company pursuant to Section 6.1, no consent, authorization, order or approval of, or filing or registration with, any governmental commission, board, Payment Company or other regulatory body is required for or in connection with the execution and delivery of this Agreement by such party and the consummation by such party of the transactions contemplated hereby.

2.6	Litigation. There is no claim, action, suit or proceeding pending, or to the knowledge of the applicable party, contemplated or threatened, against such party or any of its properties which relates to or affects the transactions contemplated by this Agreement in a material adverse manner; nor is there any judgment, decree, injunction, ruling or order of any court, government or any other Person outstanding against such party which relates to or affects the Transaction Card Services, or would result in a material adverse change for such party; and such party is not a party to or bound by any judgment, decree, injunction, ruling or order of any court, governmental department, agency or any other Person outstanding against such party having any such effect.

ARTICLE 3

CONFIDENTIALITY

3.1	Definition of Confidential Information. “Confidential Information” will mean and include “Customer/Consumer Information” (as defined below) and “Proprietary and Other Confidential Information” (as defined below):

3.1.1

Customer/Consumer Information. Any and all information or data, provided by, through, or on behalf of any party or any of its affiliates (“Disclosing Party”) to another party (“Receiving Party”) and any of its officers, employees, agents, representatives, sub- contractors or any other individual doing work for such party (collectively “Receiving Party Personnel”), about or relating to any customer or

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prospective or former customer of Disclosing Party (whether an individual, business entity, governmental unit, or otherwise) or any consumer of Disclosing Party, including (without limitation) any and all nonpublic personal information of Disclosing Party made available to Receiving Party Personnel (a) on Disclosing Party’s consumers or customers (within the meaning of Title V of the Gramm-Leach-Bliley Act and its implementing regulations) and (b) with respect to any information subject to Section 628 of the Fair Credit Reporting Act and any regulations or guidelines adopted thereunder.

3.1.2	Proprietary and Other Confidential Information. Any and all confidential business, technical or data processing information, trade secret or other proprietary information acquired by Receiving Party Personnel, whether or not conceived of or prepared by Receiving Party whether or not reduced to writing, and whether or not in human readable or machine readable form (including, without limitation, any information concerning the Disclosing Party’s data processing concepts, techniques, or procedures, software in various stages of development, discoveries, ideas, inventions, operations, data, designs, drawings, diagrams, specifications, documentation, research, know-how, compilations of information, records, costs, purchasing data, financial data, accounting, marketing and development plans, proposals, market research, marketing techniques and plans or requests for proposals for future Services, sales, pricing, profits, business plans or procedures, Disclosing Party’s data, employee information and other information not generally known to non-Disclosing Party personnel). Proprietary and Other Confidential Information also includes any and all information described above which Disclosing Party obtains from another party and treats as proprietary or designates as Confidential Information, whether or not owned or developed by Disclosing Party.

3.1.3	Exclusions. Proprietary and Other Confidential Information (but not Customer/Consumer Information) will not include information that is: (1) already known by the Receiving Party without an obligation of confidentiality other than under this Agreement; (2) publicly known or becomes publicly known through no unauthorized act of the Receiving Party; (3) independently developed by the Receiving Party without use of the Disclosing Party’s confidential information; or (4) approved by the Disclosing Party for disclosure. In any Dispute with respect to these exclusions, the burden of proof will be on the Receiving Party to show that the exclusion applies.

3.2	General Obligations Regarding Confidential Information.

3.2.1

Receiving Party acknowledges that, in the course of its relationship with Disclosing Party, Receiving Party Personnel will acquire or have access to Confidential Information of various kinds respecting Disclosing Party, its business and its customers. Receiving Party acknowledges that all information

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disclosed by Disclosing Party to Receiving Party Personnel for the purposes of performing services hereunder, or which comes to the attention of Receiving Party Personnel during the course of such performance of services, is confidential in nature, constitutes a valuable asset of Disclosing Party, is proprietary to Disclosing Party, and is properly the subject of protection. Receiving Party warrants that it will take all reasonable steps (including without limitation, at minimum, such measures as Receiving Party takes to safeguard its own confidential information) to ensure the security and confidentiality of all Confidential Information, to protect against anticipated threats or hazards to the security or integrity of such Confidential Information and to protect against unauthorized access to or use of such Confidential Information, including but not limited to the proper disposal of such information.

3.2.2	Receiving Party also acknowledges that Disclosing Party may have a responsibility to its customers and the customers of its affiliates to keep Customer/Consumer Information strictly confidential and proprietary. Receiving Party further acknowledges that Disclosing Party may have proprietary or Confidential Information of third parties that it may rightfully use in the course of their businesses. Receiving Party further agrees that Receiving Party will disclose Confidential Information to only those Receiving Party Personnel that need to know such Confidential Information solely for the purpose of carrying out the performance of specific terms of this Agreement, and, in such case, if the Receiving Party Personnel is an agent or contractor such Receiving Party Personnel must be bound by similar obligations of confidentiality as those set forth in this Confidential Information provision.

3.2.3

Receiving Party agrees that neither it nor any Receiving Party Personnel will, during the term of this Agreement or thereafter, without the prior written consent of Disclosing Party, use, disclose or otherwise make available to any person or entity (except as required in performing Receiving Party’s services or other obligations under this Agreement) any Confidential Information of Disclosing Party. Receiving Party further agrees that it will instruct Receiving Party Personnel not to, sell, lease, assign, transfer, copy or reveal any Confidential Information obtained while performing services for Disclosing Party or any products or services that embody, in whole or in part, any of such Confidential Information without the prior written consent of Disclosing Party; provided, however, that prior written consent shall not be required for any transfer, copying or revelation of Confidential Information so long as (1) such transfer, copying or revelation is reasonable to perform and necessary for to the performance of obligations hereunder, and (2) the Confidential Information is safeguarded in accordance with the requirements set forth in this Article 3. Further Receiving Party agrees that it and any receiving Party Personnel will not use any such Customer/Consumer Information other than to carry out the purposes for which it

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was disclosed by the Disclosing Party’s customer (or customer’s affiliate) unless such other use is (a) expressly permitted by a written agreement executed by customer or its affiliate, or (b) required by law or legal process; and except as may be reasonably necessary in the ordinary course of business to carry out the activities to be performed by Receiving Party under this Agreement or as may be required by law or legal process, it will not disclose any such Customer/Consumer Information to any third party other than affiliates of Receiving Party or the Disclosing Party’s customer.

3.3	Injunctive Relief. It is agreed that the unauthorized disclosure or use of any Confidential Information may cause immediate or irreparable injury to the Disclosing Party or its customers, and that the Disclosing Party or its customers may not be adequately compensated for such injury in monetary damages. The Receiving Party therefore acknowledges and agrees that, in such event, the Disclosing Party or its customers shall be entitled to seek any temporary or permanent injunctive relief necessary to prevent such unauthorized disclosure or use, or threat of disclosure or use, without the obligation to post any bond or other security measure to secure such relief. This provision with respect to injunctive relief will not, however, diminish the Disclosing Party’s right to claim and recover damages.

3.4	Legal Proceedings. In the event that a subpoena or other legal process, in any way concerning information disclosed by the Disclosing Party to the Receiving Party, is served upon the Receiving Party, the Receiving Party agrees that it will notify the Disclosing Party promptly upon receipt of such subpoena or other legal process and will cooperate with the Disclosing Party, at the Disclosing Party’s expense, in any lawful effort by the Disclosing Party to contest the legal validity of such subpoena or other legal process.

3.5

Security Breach. In the event of any actual or suspected security breach (including but not limited to, for example, physical trespass on a secure facility, computing systems intrusion/hacking, loss/theft of a PC (laptop or desktop), loss/theft of printed materials, etc.) suffered by Company or of which Company learns of with regard to any Merchant or any other third party provider, that either compromises or could compromise Merchant Data, Transaction data, or WFB’s data or Confidential Information, including without limitation, customer or consumer data (collectively, a “Security Breach”), Company will promptly notify WFB security personnel of such Security Breach at the following 24-hour phone number: 800-947-4915, and will promptly coordinate with WFB security personnel to investigate and remedy the Security Breach, working in conjunction with WFB security personnel; provided, however that Company has not been instructed by legal or regulatory authorities to keep the Security Breach confidential. Except as may be strictly required by applicable law, Company agrees that it use its best efforts to consult with WFB prior to informing any third party of any such Security Breach; however, if such disclosure is required by applicable law, Company agrees to consult with WFB regarding the content of such disclosure so as to minimize any potential adverse impact

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upon WFB and its customers. In the event of a Security Breach of Company’s Systems, which is continuing (e.g., Company has not been successful in eliminating the security breach and the potential for compromise of data is continuing) WFB shall have the right to immediately suspend accepting Transactions and data from Company Systems; provided, however, that WFB will use commercially reasonable best efforts to limit any such suspension (both in terms of the period of time of the suspension and the scope of transactions impacted) to only that which is reasonably necessary to permit WFB to investigate the severity of the problem, devise a remedy or otherwise secure the data. Company shall indemnify and hold harmless WFB from any and all third party claims, of whatever type and nature, that arise to the extent of Company’s failure to comply with the provisions of this Section 3.5, or, in the event that the Security Breach is with regard to Company Systems, that arise to the extent of Company’s System Security Breach.

ARTICLE 4

ADDITIONAL COVENANTS AND AGREEMENTS

4.1	Publicity. All proposed advertising, sale promotion, and other publicity material, including client lists, advertisements and press releases or news or other releases, in which the name, likeness, or logo of WFB or the name, likeness, or logo of any Wells Fargo affiliate is mentioned or language is used from which the WFB’s name or a Wells Fargo affiliate’s name may be inferred or implied (“WFB Identity”) shall not be published or used by Company without the prior written approval of an Executive Vice President of WFB, such approval not to be unreasonably withheld or delayed; provided, however, that once any such communication has been approved, it may be re-used indefinitely without further approval unless Wells Fargo changes the Guidelines (as further defined and described in Section 5.2.7), in which case all previously approved pieces must be re-approved. In addition, prior written approval for any news releases including the WFB Identity shall also be obtained from the WFB’s Corporate Communications Department. All advertising, sale promotion and other publicity material, including press releases shall be submitted by the Company to WFB via the internet in electronic form, WFB shall review said materials and approve or deny approval of the same within ten (10) Business Days via email.

4.2	Financial Information to be Furnished to WFB. Company shall supply to WFB financial or other information regarding the Transaction Card Services which is needed, in the reasonable judgment of WFB, to permit the compliance with any regulator, taxing authority or tax reporting requirements, or Payment Company requirements.

4.3	Registration. WFB shall not be bound by this Agreement unless and until Company is registered under Payment Company Rules and regulations as provided in Section 6.1.

4.4

Audit & Inspections. Company shall permit WFB, MasterCard, Visa, or any regulatory authority having jurisdiction over WFB, or the authorized representatives of such parties, to: (i) perform a financial, procedural, compliance, security or operational audit required

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by applicable Payment Company Rules or such authority or by WFB requirements including those listed in the Audit and Inspection plan which has been provided by WFB to the Company (an “Audit”) of the electronic data processing environment, records or documents maintained by Company or its service providers to provide the Transaction Card Services (including Merchant Agreements and files); and (ii) inspect any business location of Company in order to ensure full compliance with provisions of this Agreement, all applicable Payment Company regulations, regulatory requirements and WFB requirements. In connection with any Audit and inspection: (a) Company may reasonably require that the party performing the Audit (other than WFB) execute a confidentiality agreement with respect to any confidential or proprietary information which may be provided; (b) except with respect to an Audit that is required solely by WFB, Company shall reimburse WFB all reasonable WFB expenses incurred and time dedicated in connection with an Audit, as further described in Section 7.1; and (c) Company shall reimburse WFB for any amounts WFB is required to pay the Payment Company or the regulatory authority in connection with an inspection relating to this Agreement. Company shall allow any such auditors reasonable access during normal business hours to the records, procedures and facilities of Company, and/or its Merchants or Service Providers related to this Agreement. Company shall reasonably cooperate with any such auditors in the conduct of any Audits, including giving them access to officers and independent auditors of Company for discussion of any Audit.

ARTICLE 5

ARTICLES COMPANY RESPONSIBILITIES

5.1	Transaction Card Services. The Company will arrange for the funding of receivables of Merchants and will provide the following merchant services (collectively, the “Transaction Card Services”):

5.1.1	Enter into Merchant Agreements (in accordance with Section 5.2 below) on behalf of WFB and Company, and obtain from each Merchant such documentation as is required by the applicable Merchant Agreement, evaluate such prospective new Merchants as to the level of risk they might pose, negotiate the Merchant Agreement, and process Merchant’s Transactions;

5.1.2	Provide all services necessary to authorize, data capture, process, settle and reconcile transactions effected by Merchants with holders of applicable Payment Company-branded credit cards;

5.1.3	Set up new Merchants and provide ongoing maintenance of Merchant accounts;

5.1.4	Monitor daily loss prevention of the serviced accounts, according to a Fraud Prevention Program;

5.1.5	Provide all communication to and from Merchants in furtherance of the services contemplated in this Agreement;

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5.1.6	Report required Merchant account activity contemplated under this Agreement pursuant to a mutually agreed upon Monthly Scorecard (including, but not limited to processing, chargebacks, and credits on an individual Merchant and aggregate basis);

5.1.7	Provide detailed reporting, the form and substance of which shall be subject to WFB’s approval, that allows WFB to ensure accurate and timely reconciliation according to WFB’s financial monitoring and controls policies.

5.1.8	Provide any other mutually agreed upon reporting; and

5.1.9	Underwrite Merchants pursuant to the agreed upon Credit Policy as described in Section 5.3.

5.2	Negotiation of Contract Terms; Decisions To Establish, Modify or Terminate Relationships.

5.2.1	As between WFB and Company, Company shall have the authority to negotiate with each Merchant to establish or renew any Merchant Agreement, provided (i) that the acceptance or continuation of such Merchant (and the terms of the Merchant Agreement) are consistent with the standards in the Credit Policy and (ii) that WFB has approved the base standard form Merchant Agreement presented to the Merchants (and any material changes thereto that Company may negotiate with Merchants from time to time). Without limiting the foregoing, Company agrees that Merchant Agreements shall include the WFB disclosure page, which is attached as Schedule 5.2.1 hereto. WFB will advise Company as to any changes to the form of Merchant Agreement required by a Payment Company, and Company shall timely effect all such changes. For avoidance of doubt, the following are examples of changes that are material and would require prior approval of WFB: (1) any changes to the representations and warranties of the Merchant set forth in the Merchant Agreement, (2) any changes to obligations of the Merchant regarding confidentiality or data security, (3) changes which vary the obligation of the Merchant to comply with the Payment Company Rules, (4) changes which adversely impact the ability of WFB to terminate the Merchant Agreement, (5) changes to the provisions permitting WFB to establish a reserve for the Merchant, or (6) changes to the provisions of the Merchant Agreement governing indemnification or limitation of liability.

5.2.2	If Company wishes to enter into a Merchant Agreement and such Merchant cannot be accepted in accordance with the Credit Policy, Company may present its proposal for acceptance of such Merchant to WFB for its review and WFB may, in its sole discretion, approve the acceptance of such Merchant.

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5.2.3	Company is prohibited from entering a Merchant Agreement with any business associated with the business types listed as Unqualified Merchants, as described in the Credit Policy, without the consent of WFB.

5.2.4	WFB has the right to reject or terminate a Merchant Agreement at any time based on WFB’s determination of possible fraud or credit risk; provided however that prior to rejection or termination, WFB will work with Company to determine whether other mitigating action can be taken instead.

5.2.5	Agreements with Contracted Parties. Company hereby agrees that it shall include in its agreement with any Registered Contracted Parties terms that are substantially similar to the following provisions in Article 5 of this Agreement; provided, however, it is understood that if the Contracted Party Agreement (including any material changes thereto negotiated by Company with Contracted Parties) is approved by WFB, the requirements of this Section shall be deemed to have been met. Company further agrees that, relative to these terms, it shall ensure that the obligations of Merchants flow directly to WFB as the acquiring bank as required by the Payment Company Rules. In situations where the obligations of the Merchants more naturally flow to Company, Company shall ensure that its obligations to WFB under this Agreement continue to be satisfied such that the obligations flowing from the Contracted Parties to Company then flow from Company to WFB.

5.2.6	Contracted Parties Checklist. Prior to entering into any agreement with any Contracted Party, Company shall complete the ISO Checklist, which has been provided by WFB to Company, and obtain WFB’s approval thereon. WFB shall provide its approval or rationale for any non-approval within ten (10) business days of WFB’s receipt of a completed ISO package.

5.2.7	Contracted Parties Compliance. During the term of this Agreement and any renewal thereof, Company shall be responsible for ensuring that its Contracted Parties use the Bank Marks only as pre-approved by Wells Fargo and only as necessary to disclose sponsorship of the Contracted Parties by Bank as required by the Payment Company Rules. Company also shall be responsible for ensuring that its Contracted Parties comply with Wells Fargo Usage Guidelines, which have been provided by WFB to Company (the “Guidelines”). Failure of Company to manage its Contracted Parties (as evidenced by non-compliance with the Guidelines) shall result in the following fines being assessed against Company (such fines shall be assessed on a Contracted Party by Contracted Party basis):

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Contracted Party Non-Compliance Fee (each Contracted Party):

First Violation:	[* * *]
Second Violation by the Contracted Party:	$[* * *]
Continued non-compliance after cure period	$[* * *] per day until remediated
Any Subsequent Violation:	$[* * *] per incident
Continued non-compliance after cure period	$[* * *] per day until remediated
Merchant Violation Management Fee:	$[* * *] per incident

The cure period for the foregoing violations shall be as provided in the notification of the violation provided to Company, and shall be reasonable based upon the severity of the infraction. WFB agrees that a termination by Company of the Contracted Party shall satisfy the compliance requirements of this section, and no further fees or costs will be assessed after the date of termination of Contracted Party, regardless of whether such termination occurs during the cure period or after assessment of a fee pursuant to this paragraph. The foregoing fines will be calculated on a Contracted Party by Contracted Party basis; provided, however, that in the event the same violation occurs at more than [* * *] Contracted Parties in any [* * *] month period, the fines for such violation will thereafter be cumulative between all Contracted Parties of Company with respect to that particular violation (thus, for example, a violation by “Contracted Party A” followed by the same violation by “Contracted Party B” will be considered a First Violation and Second Violation respectively.

5.3	Governing Credit Policy.

5.3.1	Adoption of Credit Policy. WFB and Company hereby agree to adopt the Credit Policy, which may be provided by WFB to Company from time to time, which governs the acceptance, continuance and termination of Merchants, subject to WFB’s rights under Sections 5.2.2, 5.2.3 and 5.2.4.

5.3.2	Revisions by WFB. At any time following adoption of the Credit Policy, WFB may advise Company as to revisions to the Credit Policy that WFB requires, and Company agrees to make such revisions. This Agreement may be terminated in accordance with Section 8.2.5, subject to Section 8.3.3 (Obligations Post- Termination), if Company fails to amend or replace the Credit Policy to WFB’s satisfaction.

5.3.3	Revisions By Company. Company may advise WFB as to revisions to the Credit Policy that Company may propose, and only upon the written agreement of WFB, may the Credit Policy be amended or replaced.

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5.4	Fraud Prevention Program. WFB and Company hereby agree to adopt the Fraud Prevention Program, which may be provided by Company to WFB from time to time, and governs the acceptance, continuance and termination of Merchants, subject to WFB’s rights under Sections 5.2.2, 5.2.3, 5.2.4. At any time, WFB may advise Company as to revisions to the Fraud Prevention Program that it requires in its reasonable discretion. Except with respect to any changes to the Fraud Prevention Program that are mandated by law, regulation or Payment Company Rules, WFB will use reasonable best efforts to collaborate with Company to mitigate any costs associated with revisions to the Fraud Prevention Program that WFB may require. This Agreement may be terminated in accordance with Section 8.2.4, subject to Section 8.3.3, if Company fails to amend or replace the Fraud Prevention Program to WFB’s satisfaction. Company may advise WFB as to material revisions to the Fraud Prevention Program that it requires, and upon the written agreement of WFB, the Fraud Prevention Program may be amended or replaced. The Fraud Protection Program agreed upon between the parties pursuant to this Section 5.4 will herein be called the “Fraud Protection Program”.

5.5	Performance by Company. As between WFB and Company, Company shall have full responsibility from and after the Effective Date and during the term of this Agreement for the proper performance of the Transaction Card Services under each Merchant Agreement (whether entered into directly by Company or through a Contracted Party).

5.6	Merchant Complaints or Inquiries: Adjustments or Errors.

5.6.1	Merchant Inquiries or Complaints. Company shall be responsible for responding to and resolving any and all inquiries or complaints from Merchants, regarding deposits, sales records and electronic transmissions received by Company, debits or credits to Merchants pursuant to the Settlement process, and the Transaction Card Services provided by Company. Company also shall resolve with Merchants any discrepancies between the deposit tickets and the sales and credit records delivered to Company in physical format. The parties shall cooperate in good faith to resolve other controversies.

5.6.2	Company Errors. In the event of any errors by Company with respect to Settlement, Company shall correct such errors promptly after discovery or notification of any such error.

5.7	Bank Accounts and Reserve Funds. Company shall be responsible to fund and maintain bank accounts and reserve funds, as described herein in order to facilitate the arrangements contemplated by this Agreement, at all times during the term of this Agreement.

5.7.1

The Operating Account, Reserve Accounts, and Third Party Payment Account (each as defined below) will each be maintained at WFB’s office located at 420 Montgomery Street, San Francisco, or such other office of WFB as Company and

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WFB may from time to time agree. Each such account will be an account maintained in the name of WFB FBO Company. The Operating Account and Reserve Accounts shall be a non-interest bearing account but will earn “earnings credits” as provided in Schedule 7.1. Wells Fargo will provide Company with timely notice of any changes instituted to the formula and rate provided in this Section 5.7.1.

5.7.1.1	Operating Account. The Operating Account shall be the account in which settlement amounts for Transactions are received from Payment Companies. Upon request from Company, WFB may establish more than one Operating Account in order to efficiently carry out the activities described herein (in which case the term “Operating Account” shall include all such accounts, taken together).

5.7.1.2	Reserve Accounts. The Reserve Accounts shall be the accounts established in accordance with Section 5.11 below.

5.7.1.3	Third Party Payment Account. The Third Party Payment Account will be an account for funds payable by Company to third parties who are a recipient of a portion of the proceeds of the Transactions.

5.7.4	Company shall additionally establish an account (the “Fee Account”) for payment of any fees due WFB as set forth in Schedule 7.1. Company shall fund the Fee Account, at minimum, to the level of expected fees due WFB. The Fee Account will be maintained at WFB. Company shall provide written notice thirty (30) days in advance of any change to the institution location of the Fee Account. Subject to Company’s fulfillment of its obligation to provide transaction level reporting under Section 5.1 of the Agreement, a fee calculation will be communicated by WFB by the 20th day of each month for the prior month’s activity. Company shall have five (5) Business Days (“Dispute Period”) to review and dispute such fee calculation by written notice to WFB (a “Dispute Notice”), unless such fee notice is not provided until after the 20th of the month in which case Company shall have ten (10) days to review and dispute such fee calculation. In the event WFB has not received a Dispute Notice during the Dispute Period, WFB will then debit the Fee Account for all fees other than those, if any, subject to a good faith dispute between the parties. Company shall provide to WFB all accrual data on the second to last business day of each month, and the exact monthly counts and volumes as specified in Section 5.1 by the 7th business day of the month following said transactions.

5.7.5

During the term of this Agreement, Company shall ensure that: (i) WFB is in receipt of appropriate consents authorizing WFB to effectuate the transfers and debits from the Operating Account, Third Party Payment Account, Fee Account, and the Reserve Accounts as contemplated by this Agreement; (ii) such consents

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continue to be in full force and effect through this Agreement; and (iii) WFB is in receipt of any other authorization from Company with respect to such accounts required by any applicable law, rule or regulation, or any generally applicable corporate policies and procedures of WFB that may be communicated to Company from time to time in writing as provided in Section 10.7 hereof.

5.8	Allocation of Risks and Responsibility; Chargebacks. Company shall be responsible as between WFB and Company for performing all obligations under, and bearing all Chargeback Losses. Company shall indemnify and hold harmless WFB for all Chargeback Losses for which Company, its Contracted Parties or any of its Service Providers is responsible under this Agreement. In the event that a Merchant suffers a chargeback pursuant to the processing of a Transaction hereunder, then WFB shall first deduct the amount of the chargeback and any fees or penalties related thereto (collectively, “Chargeback Losses”) from any monies owed and unpaid to Company hereunder (“Company Compensation”). If the Chargeback Losses exceed the Company Compensation, then WFB shall notify Company, and Company shall deliver to WFB cash in an amount equal to the difference between the Chargeback Losses and the Company Compensation (“Chargeback Shortfall”). If Company fails to make such payment to WFB, WFB may then deduct the Chargeback Shortfall from the Reserve Accounts. In addition to Chargeback Losses, Company shall indemnify and hold harmless WFB for all credit and fraud risks as well as any Payment Company fines or penalties associated with Company’s Merchant Agreements, except to the extent caused by the gross negligence or willful misconduct of WFB. The procedure described in this Section 5.8 for Chargeback Losses shall also be followed for such credit and fraud risks as well as any Payment Company fines or penalties.

5.9	Compliance with Laws, Rules, and Guidelines. Company, Contracted Parties and WFB will comply with all applicable laws and regulations in connection with this Agreement, including expressly any Payment Company Rules (including but not limited to data and information security requirements) and all payment rules (including but not limited to, NACHA). Company and Contracted Parties will also comply with all generally applicable WFB procedures, policies or guidelines, as are communicated in writing to Company by WFB from time to time. Notwithstanding, a breach by Company or any Contracted Parties of any Payment Company Rule for which WFB has failed to notify Company of the Rule(s), as required under Section 6.6, shall not be considered an Event of Default until the passage of ten (10) days from the date Company is notified of such Rule.

5.10	Record Keeping. Company shall maintain all records, covering the services contemplated in this Agreement, in accordance with Payment Company Rules.

5.11	Reserve Accounts. Company shall establish and fund a General Reserve Account and Merchant Reserve Account (collectively “Reserve Accounts”) as follows.

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5.11.1	General Reserve Account. One Business Day immediately prior to the day that Transaction Card Services are provided to Merchants hereunder, Company will establish and fund an account (the “General Reserve Account”) at WFB in the minimum amount of [* * *] Dollars $[* * *] (subject to revision pursuant to the Credit Policy). Such obligation may also be satisfied by delivery of a certificate of deposit or letter of credit if approved by WFB. Subject to Section 5.11.2, Company shall maintain such amount (or other amount agreed by both parties) in the General Reserve Account at all times during the term of this Agreement and thereafter as provided in Section 5.11.3. Wells Fargo retains the right to change the amount of such reserve during the term of this Agreement. Wells Fargo may request such reserve upon ten (10) days written notice to Company, except that if Company terminates or significantly limits its business operations, is liquidated, dissolved, enters into receivership, makes an assignment for the benefit of creditors, is insolvent or unable to pay its debts as they mature in the ordinary course of business, or if there are any proceedings instituted by or against Company in bankruptcy or under any insolvency laws or for reorganization, receivership or dissolution, then WFB may request the amount of the required balance immediately upon written notice to Company. Notwithstanding the foregoing, the parties agree that the level of the General Reserve as of the Effective Date of this Agreement, which is based on Company’s current profile and WFB’s current underwriting criteria, is sufficient for purposes of WFB’s General Reserve requirement and will continue to be sufficient as long as the business and/or risk profile of Company does not materially change (which determination shall be made by WFB, in its sole discretion, after taking into consideration factors such as type of Merchant or Merchant volume, Company financials, and/or any material changes to policies, procedures, controls and key management personnel). If Company does not agree with the amount of any General Reserve increase requested by Wells Fargo, Company may terminate the Agreement by funding the amount requested and giving written notice to Wells Fargo indicating Company’s intent to terminate no later than thirty (30) days after receiving notice of such request. In the event Company terminates the Agreement for the reasons described in the preceding sentence, (1) Company shall not be obligated to pay any Early Termination penalties that would otherwise apply under Section 8.4; and (2) the termination shall be effective no later than one hundred and twenty days after the date such written notice was given. Any required balance of the Company Reserve Account shall be reasonably related to the potential likely liability related to the Transactions, and such likely liability may be assessed based on the relative financial stability of Company, both as determined by Wells Fargo in its sole discretion.

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5.11.2	Merchant Reserve Account. The Company will also retain the right to establish and fund an account (the “Merchant Reserve Account”) at WFB for retaining collateral withheld from Merchants’ sales transactions at all times during the terms of this Agreement and for up to six (6) months following any termination of the Agreement or for such longer period of time as is consistent with WFB’s liability for Transactions in accordance with Payment Company Rules; provided, however, that if the BINs and/or ICA’s are transferred to another financial institution that replaces the services provided by WFB hereunder, and the parties are able to negotiate a mutually acceptable assignment and assumption agreement that sets forth the terms and conditions of such transfer, the applicable Merchant Reserve Accounts will transfer in accordance with such assignment and assumption agreement. The Merchant Reserve Account balance shall be the amount of funds determined by Company that are sufficient to secure the risk associated with such Merchant, based on such Merchant’s risk profile. The applicable percentage for each category of Merchant shall be as stated in the Credit Policy, including adjustments.

5.11.3	Upon termination of this Agreement for any reason, the funding of the General Reserve Account and the Merchant Reserve Account will be maintained in one of the following ways:

5.11.3.1	If Company proposes a successor sponsoring bank which agrees, in writing in a form reasonably acceptable to WFB, to assume liability for all chargebacks, fees and other charges assessed to WFB by the Payment Companies for transactions relating to the BINs and ICAs used by Company prior to the termination of this Agreement, such successor sponsoring bank assumes the BINs and ICAs, and there is no pending financial assessments as related to non-compliance or breach by Company which could give rise to financial liability while WFB was the acquirer of record, then WFB shall release to Company or the successor sponsoring bank, the total amounts held in the General Reserve Account and the Merchant Reserve Account; notwithstanding the foregoing, if WFB retains the BINs and ICAs, or to the extent that there is a pending financial assessments as related to non-compliance or breach by Company, it retains the right to collect or retain the reserve if there are pending fines, fees or chargebacks associated with those BINs and ICAs, as determined by WFB in its reasonable judgment; or

5.11.3.2

If Company does not propose a successor sponsoring bank which is willing to assume such liability, then Company will analyze, and WFB will evaluate, each merchant in Company’s portfolio to determine the approximate total liability associated with chargebacks ‘‘tail off’’ fees and other charges that may be charged to the BIN/ICA after termination. WFB will review the analysis conducted by Company, but may apply its own standards and separate analytical techniques to assess future potential liability, to arrive at WFB’s estimate of such

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liability. Upon termination of such review process, WFB will adjust the amount of the General Reserve Account and/or the Merchant Reserve Account in accordance with the estimated liability that WFB has calculated. At the close of each calendar month thereafter following termination of this Agreement, Company and WFB will analyze the charges assessed to the BIN/ICA during that month, and WFB will adjust the accounts accordingly.

5.11.4	Company pledges the funds held in the General Reserve Account to WFB as collateral for the satisfaction of Company’s obligations under this Agreement. The Reserve Account will be fully funded via Fed Wire in accordance with this Agreement by Company by the Business Day prior to the first day that Transaction Card Services are provided to Merchants under this Agreement. To secure all of Company’s present and future obligations to WFB hereunder (collectively “Obligations”), Company hereby grants to WFB a security interest in all of Company’s rights to and interests in the following, presently existing or hereafter acquired, and in any interest earned thereon and proceeds thereof (collectively, “Collateral”): (i) the General Reserve Account, and (ii) all amounts now or hereafter owing to Company under this Agreement and held by WFB. Notwithstanding anything to the contrary in this Section 5.11.4, the Company may at any time during the term of this agreement without the consent or notice to WFB (i) sell or otherwise dispose of any of the assets of the Company; (ii) create or grant a security interest, lien or any other encumbrance upon the assets of the Company; and (iii) maintain the assets of the Company in any reasonable manner. WFB agrees to duly execute and deliver to the Company such instruments, documents and agreements as may be reasonably requested to permit Company to engage in any of the foregoing. The foregoing statement shall not impact or obviate any of Company’s other obligations under this Agreement. In addition to any rights granted WFB under applicable law, WFB is hereby authorized (and any related notice and demand are hereby expressly waived), to set off, recoup and to appropriate and to apply any and all such amounts owing, funds held, account balances and other Collateral against and on account of Company’s Obligations, whether such Obligations are liquidated; however claims which are unliquidated, contingent matured, or unmatured may not be offset until such amounts are identifiable and realized. In the case of any Collateral consisting of a deposit account with WFB, Company hereby agrees that WFB shall have control thereof. Company agrees to duly execute and deliver to WFB such additional instruments, documents and agreements as may be reasonably requested to perfect and confirm the liens, security interests in deposit accounts and other Collateral set forth in this Agreement.

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ARTICLE 6

WFB RESPONSIBILITIES

6.1	Sponsorship of Company. WFB shall sponsor Company and/or make such registrations with MasterCard and Visa (or such other Payment Company as the parties may agree to) as are necessary (in the opinion of Payment Company) including any supplements or amendments to any registration materials (with Company’s assistance, if necessary), and shall take all commercially reasonable actions within WFB’s control to maintain such registration(s) throughout the period that WFB is required to serve as Company’s Payment Company sponsor hereunder. For the avoidance of doubt, in addition to MasterCard and Visa, WFB shall initially sponsor Company (and make such registrations as may be necessary) for participation in the payment networks identified by WFB to the Company (the “Other Payment Network Sponsorship”). WFB shall transfer or obtain, as necessary, such dedicated ICAs and/or BINs as may be requested by Company for the exclusive purpose of the Transactions contemplated under this Agreement.

6.2	Merchant Agreements. In its capacity as a Payment Company Customer, WFB will be a party to and control the Merchant Agreements, subject to the provisions of this Agreement, including provisions under which WFB will assign and thereby cease holding such Merchant Agreements upon termination of this Agreement as provided in Section 8.3.

6.3	Other Payment Company Matters. WFB will report all transactions processed by Company and its Contracted Parties hereunder using the dedicated ICA’s and BIN’s contemplated in Section 6.1 and on a timely basis will report such transactions as its own on the quarterly questionnaires which must be submitted to the Payment Companies. WFB will pay on a timely basis all assessments imposed by the Payment Companies with respect to such transactions, and Company will reimburse WFB for such amounts in accordance with Schedule 7.1. Company understands and agrees that any Payment Company fees associated with the transactions shall be billed on a pass through basis to Company, and may be adjusted/ changed at any time by the Payment Companies.

6.4	Use of WFB’s ICAs, BINs, Name, Etc. WFB agrees that Company may use the ICAs and BINs for the Transaction Card Services to the extent reasonably necessary or appropriate to perform the Transaction Card Services, subject to the provisions of this Agreement, including provisions under which WFB will transfer such dedicated BINs and ICAs to another successor sponsoring bank, and thereby cease holding such BINs and ICAs. WFB hereby agrees that Company and Contracted Parties may identify WFB as their sponsoring Payment Company member; (i) when required to do so by Payment Company Rules; and (ii) in Company and/or the Contracted Parties’ marketing materials as provided for in Section 4.1.

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6.5	Access to Payment Company Materials. Subject to any confidentiality obligations and applicable law and Payment Company Rules, and upon request, WFB hereby agrees to provide Company access to any Payment Company reporting materials and Payment Company publications.

6.6	ACH Activities. Company, with the mutual consent of Merchant is acting on Merchant’s behalf and for the benefit of Merchant in directing WFB to transfer Merchant funds from the Operating Account to other accounts. Company represents that Company has been authorized by each Merchant to act on such Merchant’s behalf relating to the Operating Account and to direct WFB accordingly. Company, upon request by WFB, can supply documentation proving such authority. The terms and conditions under which WFB agrees to provide funds transfers from the Operating Account based on Company’s authorization, direction, and control on behalf of Merchants shall be addressed in a separate ACH processing agreement between Company and its ACH processor.

ARTICLE 7

PAYMENT FOR SERVICES AND EXPENSES

7.1	WFB Fees & “Pass Through” Costs & Expenses. In consideration for WFB’s services under this Agreement, Company agrees to pay the amounts set forth in this Agreement and Schedule 7.1. Specifically, upon 3 days advance written notice (but only to the extent that it is feasible for WFB to provide 3 days notice), WFB shall charge the Operating Account, [* * *], amounts necessary to cover the following charges as applicable to Company’s business (including any applicable taxes thereon that are not recoverable):

7.1.1	[* * *]

7.1.2	[* * *]

7.1.3	[* * *]

7.1.4	[* * *]

7.1.5	[* * *]

7.1.6	[* * *]

7.1.7	[* * *]

ARTICLE 8

TERM AND TERMINATION

8.1

Term. Subject to Section 8.2, this Agreement shall continue in full force and effect for a period of five (5) years from the Effective Date and shall be renewed for successive one (1) year periods thereafter unless sooner terminated in accordance with this Article. The renewal of this Agreement for additional periods following the initial term shall occur

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automatically unless WFB or Company provides nine (9) months written notice of nonrenewal to the other. WFB and Company agree that upon either party’s request, the parties shall reasonably confer and discuss in good faith any proposed adjustment to the terms of the provisions of this Agreement with respect to the Merchant Reserves prior to the date for notice of nonrenewal of this Agreement.

8.2	Termination. This Agreement may be terminated prior to expiration of its then applicable term only as follows:

8.2.1	Event of Default. Upon an Event of Default, the nondefaulting party may terminate this Agreement by giving a thirty (30) day written notice specifying the grounds for termination and allowing the breaching party to cure that default to the nondefaulting party’s reasonable satisfaction by the end of the notice period. An “Event of Default” means a material default in the performance of any duty or obligation or a material breach of any representation or warranty under this Agreement.

8.2.2	Additional Termination Circumstances.

8.2.2.1	Either party may terminate this Agreement immediately by giving a single written termination notice to the other party if: (i) the other party is subject to any voluntary or involuntary proceeding seeking bankruptcy, reorganization, or debt consolidation under federal, provincial or state bankruptcy or insolvency laws; (ii) there is appointed a trustee, administrator, receiver, custodian, liquidator, conservator or the like, for the other party or over substantially all of the other party’s assets; (iii) the other party makes an assignment of substantially all of its assets for the benefit of creditors; or (iv) if continuation of this Agreement would be in violation of applicable law, the Payment Company Rules, or other regulations.

8.2.2.2	If Company sells all or substantially all of its assets, and such sale can reasonably be expected by WFB to have a material adverse effect on Company’s ability to perform its obligations under this Agreement, then Company shall notify WFB of such sale, and WFB may terminate this Agreement upon notice to Company. Before such a termination pursuant to this Section 8.2.2.2, Company may present to WFB a potential acquirer of Company for review to determine if WFB will, upon such an acquisition of Company, continue this Agreement with the acquirer. Such approval shall not be unreasonably withheld. Any termination pursuant to this Section 8.2.2.2 shall also be subject to Section 8.3.3; provided, however, that any proposed acquisition shall not be consummated during the Wind Down Period set forth in 8.3.3 unless WFB has approved such potential acquirer pursuant to this Section 8.2.2.2.

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8.2.3	Change of Payment Company Customer Rights. Company may terminate this Agreement upon giving a ten (10) day advance written notice to WFB in the event of a material adverse change in WFB’s rights as a Payment Company Customer of MasterCard or Visa which would materially impair the ability of Company to provide the Transaction Card Services in the manner contemplated by this Agreement. WFB shall give Company notice of any such material adverse change immediately upon receipt of such information.

8.2.4	Change of Payment Company Rules. Company may terminate this Agreement upon giving a ninety (90) day advance written notice to WFB in the event of a change in Payment Company Rules that eliminates the need for Company to operate under WFB’s stewardship and Company itself becomes a Payment Company Customer.

8.2.5	Credit and Fraud Policies. Either party may terminate this Agreement upon giving a thirty (30) day advance written notice to the other in the event that the parties, after a preceding thirty (30) day discussion period, have been unable to reach agreement as to a governing Credit Policy as required pursuant to the terms of Sections 5.3 or a governing Fraud Prevention Program pursuant to Section 5.4. Each party agrees to reasonably cooperate and participate in such discussions at the request of the other party. For the avoidance of doubt (and without limiting the foregoing), in the event that WFB requires revisions to the Credit Policy pursuant to Section 5.3.2 and Company is unwilling or unable to enforce such revised Credit Policy requirements against some of its existing Merchants, WFB may immediately discontinue supporting the sponsorship services with respect to such existing Merchants who do not satisfy the revised Credit Policy requirements without necessarily terminating the Agreement pursuant to this Section 8.2.4; provided that unless WFB is otherwise compelled to terminate sooner pursuant to law, regulations or payment network rules, or at the direction of a Payment Network or other regulatory authority, WFB shall work reasonably with the Company to transfer such Merchants to another acquirer.

8.3	Effects of Expiration or Termination. The effects of a nonrenewal or other termination of this Agreement under Section 8.1 or 8.2 shall be as follows:

8.3.1	Effect of Termination. Upon any termination of this Agreement, Company will own all Merchant Agreements with no further obligations under this Agreement, except its obligations to WFB which survive termination as described in Section 10.10.

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8.3.2	Effect of Termination. Upon any termination of this Agreement, WFB agrees, subject to Section 5.12 and any applicable Payment Company Rules, to transfer to a subsequent sponsoring bank the BINs and ICAs assigned to it by Visa and MasterCard and dedicated to Company’s use, WFB’s rights in the Merchant Agreements and, subject to the negotiation of a mutually acceptable assignment and assumption agreement, the Merchant Reserves.

8.3.3	Obligations Post-Termination. Upon termination of this Agreement, Company shall be liable for all residual chargeback activity, including any fees and expenses, associated with transactions processed pursuant to this Agreement, from the date of the last transaction processed for a period ending upon the final release of reserve accounts under Section 5.12, with the exception of any chargebacks resulting from acts of gross negligence or fraud on the part of WFB. Provided WFB is not prohibited from doing so by law, any Payment Company, any regulator or regulatory authority having jurisdiction over WFB or Company, or otherwise, WFB will continue to provide the services described herein to Company and Merchants pursuant to the terms hereof until the Merchants and WFB’s Services are transferred to another Payment Company Customer. The period commencing after the expiration or termination of the Agreement and ending on the later of (i) the date the last Merchant is assigned by WFB, or (ii) the date the BIN and ICA are transferred to a new Payment Company Customer, shall be the “Wind-Down Period.” During the Wind Down Period, WFB will work with Company, including by continuing to perform its services hereunder on the terms and conditions provided herein and to facilitate the transition of the Merchants and the Company’s obligations hereunder, including by making good faith efforts to transition such Merchants and obligations to another Payment Company Customer and continuing to accept new Merchants in an expeditious manner subject to Wells Fargo’s immediate implementation, at it sole discretion, of revisions to the Credit Policy that will apply during the Wind Down Period (for the avoidance of doubt, the implementation of any Credit Policy revisions during the Wind Down Period will not be subject to any notice or discussion periods otherwise required under Sections 5.3 and 8.2.4). In no event shall the Wind Down Period exceed [* * *] months. Upon the expiration or termination of the Wind Down Period, each party shall have no further obligation to provide services hereunder, provided that during the Wind-Down Period or otherwise, Company shall have the rights set forth in Section 8.3.2. The Wind Down Period described in Section 8.3 shall not be applicable in the event that (1) Wells Fargo is compelled to discontinue the services described herein prior to the conclusion of the Wind Down Period by (a) any regulatory authority, whether or not such regulatory authority has direct jurisdiction over Wells Fargo, (b) law, or (c) any Payment Network, or (2) an ongoing Event of Default exists that presents a material reputation or financial risk to WFB and, in the case of financial risk, such financial risk cannot be reasonably mitigated by Company’s reserves.

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8.4	Early Termination. Should Company terminate the agreement prior to the completion of the initial term provided for herein, Company hereby acknowledges and agrees that in addition to any other remedies contained herein or available under applicable law, unless Company is terminating this Agreement under Section 8.2.3 or 8.2.5, that Company will pay WFB an early termination fee of [* * *] Dollars ($[* * *]). Company shall pay this amount in full within thirty (30) days after the effective date of such termination.

ARTICLE 9

INDEMNIFICATION & LIMITATION LIABILITY

9.1	Indemnification.

9.1.1	By WFB. WFB shall indemnify, defend and hold Company harmless against any Losses, as defined below, which are incurred by Company arising from a third party’s claims or lawsuits, with respect to WFB’s negligence (including negligent performance of, or negligent failure to perform, its obligations hereunder) or intentional misconduct (including intentional failure to perform properly its obligations hereunder).

9.1.2	By Company. Company shall indemnify, defend and hold WFB harmless against any Losses which are incurred by WFB arising from a third party’s claims or lawsuits:

9.1.2.1	with respect to Company’s negligence (including negligent performance of, or negligent failure to perform, its obligations hereunder) or intentional misconduct (including intentional failure to perform properly its obligations hereunder);

9.1.2.2	as a result of any credit, fraud or other liability or risk that the parties have agreed is the responsibility of Company hereunder;

9.1.2.3	as a result of WFB’s compliance with any instructions from Company pursuant to this Agreement;

9.1.2.4	as a result of Company’s or Company’s Contracted Parties acts or omissions; or

9.1.2.5	with respect to Company’s Contracted Parties.

9.1.3	Losses. For purposes of this Agreement, the term “Losses” shall mean any losses, liabilities, damages, failures to collect payments, fees, costs and expenses, including without limitation reasonable fees and expenses of attorneys and other advisers, court costs and other dispute resolution costs, incurred by WFB or Company, as the case may be.

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WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

9.2	LIMIT ON LIABILITY. IN NO EVENT SHALL WFB OR COMPANY BE LIABLE UNDER ANY THEORY OF TORT, CONTRACT, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR EXEMPLARY, PUNITIVE, SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, EACH OF WHICH IS HEREBY EXCLUDED BY AGREEMENT OF THE PARTIES REGARDLESS OF WHETHER SUCH DAMAGES WERE FORESEEABLE OR SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT WITH RESPECT TO CLAIMS THAT ARE THE DIRECT RESULT OF WFB’S (I) GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR (II) BREACH OF CONFIDENTIALITY, IN NO EVENT SHALL THE AGGREGATE LIABILITY OF WFB PURSUANT TO THIS AGREEMENT EXCEED [* * *] US DOLLARS ($[* * *]). WITH RESPECT TO CLAIMS THAT ARE THE DIRECT RESULT OF WFB’S (I) GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR (II) BREACH OF CONFIDENTIALITY, IN NO EVENT SHALL THE AGGREGATE LIABILITY OF WFB PURSUANT TO THIS AGREEMENT EXCEED [* * *] US DOLLARS ($[* * *]).

ARTICLE 10

MISCELLANEOUS

10.1	Amendments; Waivers. This Agreement and any schedule or exhibit attached hereto may be amended only by agreement in writing of all parties. No waiver of any provision nor consent to any exception to the terms of this Agreement shall be effective unless in writing and signed by the party to be bound and then only to the specific purpose, extent and instance so provided. No failure on the part of any party to exercise or delay in exercising any right hereunder shall be deemed a waiver thereof, nor shall any single or partial exercise preclude any further or other exercise of such or any other right.

10.2	Entire Agreement. This Agreement, together with all schedules and exhibits, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the parties in connection therewith. For the avoidance of doubt, and without limiting the foregoing, the parties expressly acknowledge that this Agreement is not intended to supersede the Master Agreement for Treasury Management Services (“Master Agreement”) entered into by the parties, together with any service description thereto, which is intended to be the entire agreement among the parties pertaining to the subject matter of such Master Agreement and service descriptions.

10.3	Governing Law; Severability. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of Texas. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

10.4	Compliance. In performing their duties under this Agreement, Company and WFB shall comply with all applicable US federal and state laws and shall comply in all material respects with all applicable Payment Company Rules and WFB policies and regulations. To the extent any modifications may be needed from time to time in the arrangements contemplated by this Agreement in order to comply with the Payment Company Rules, the parties shall negotiate in good faith to reach a mutually acceptable revision to these arrangements, but shall not be obligated to continue any arrangements that violate any such Payment Company Rules.

10.5	No Assignment. Neither this Agreement nor any rights, duties or obligations under it are assignable by WFB or Company, in whole or in part, without the consent of the other parties; provided, however, that the rights, duties and obligations of WFB hereunder may be assigned, in whole or in part, to an successor in interest to the business or assets or to an Affiliate without consent from Company. Subject to the foregoing, all of the terms and provisions hereof shall be binding upon, and inure to the benefit of, the successors and assigns of the parties hereto. No purported or attempted assignment in contravention of this Section shall be effective or legally binding.

10.6	Parties in Interest. This Agreement shall be binding upon and inure to the benefit of each party and any successors and assigns permitted under Section 10.5, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement. Nothing in this Agreement is intended to relieve or discharge the obligation of any third person to or to confer any right of subrogation or action over against, any party to this Agreement.

10.7	Notices. Any notice or other communication hereunder must be given in writing and either (a) delivered in person or by courier service, (b) transmitted by telecopy mechanism, provided that any notice so given is also sent for delivery as provided in clause (a) or mailed as provided in clause (c), or (c) mailed by certified or registered mail postage prepaid, as follows:

If to WFB, addressed to:
Wells Fargo Bank
1200 Montego Way MAC A0347-023 Walnut Creek, CA 94598 Attention: Deirdre Cohen	with a copy to:	Senior Counsel Wells Fargo Law Department 633 Folsom Street San Francisco, CA 94107
If to Company, addressed to:
TransFirst Holdings, Inc. ATTN: Legal 5400 LBJ Freeway, Suite 900 Dallas, TX 75240

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

or to such other address or to such other person as any party shall have last designated by such notice to the other parties. Each such notice or other communication shall be effective (i) if given by telecopy, when transmitted to the applicable number so specified in (or pursuant to) this Section and an appropriate mechanical or voice confirmation is received, (ii) if given by mail, seven Business Days after such communication is deposited in the mails with first-class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when actually received at such address.

10.8	Expenses. Except as expressly set forth herein, WFB and Company shall each pay their own expenses incident to the negotiation, preparation and performance of this Agreement, including but not limited to the fees, expenses and disbursements of their respective accountants, counsel, and any brokers, finders, investment and other agents and advisers.

10.9	Remedies. To the extent permitted by law and except as otherwise provided with respect to liquidated damages, all rights and remedies existing under this Agreement and any related agreements or documents are cumulative to and not exclusive of, any rights or remedies otherwise available under applicable law; provided, however, that this shall not be construed to entitle any party to double recovery for the same damages.

10.10	Survival. The parties agree that the provisions of Article 1 (Definitions), Article 3 (Confidentiality), Sections 4.1 (Publicity), 4.4 (Audit and Inspections – for one year), 5.8 (Allocation of Risks and Responsibility), 5.10 (Record Keeping), 5.11 (Reserve Accounts), Article 7 (Payment for Services and Expenses), Section 8.3 (Effects of Expiration or Termination), and Articles 9 (Indemnification & Limit on Liability) and 10 (Miscellaneous) shall survive any termination or expiration of this Agreement.

10.11	Attorneys’ Fees. In the event of any action for the breach of this Agreement or misrepresentation by any party, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and expenses incurred in such action.

10.12	Headings. The headings contained herein are for the convenience of reference only and are not intended to define, limit, expand or describe the scope or intent of any provision of this Agreement.

10.13	Interpretation. The provisions of this Agreement shall be interpreted in a reasonable manner to affect the intent of the parties. The parties expressly agree that no prior drafts of this Agreement or prior communications of any form shall be used in interpretation of any ambiguity in this Agreement.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

10.14	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

10.15	Non-exclusivity. Company shall be under no obligation to submit any business to WFB for the provision of clearing and settlement services or to enter into a Merchant Agreement. WFB acknowledges and agrees that Company may obtain clearing and settlement or similar services from other third parties for businesses which would qualify as, but are not, Merchants. Company acknowledges and agrees that it is afforded no exclusivity hereunder, and that WFB has now (and in the future will continue to have) other similar programs of its own which provide, or seek to provide, authorization, clearing and settlement services to businesses that are prospective Merchants. WFB and its Affiliates shall not use the Company’s listing of, or other Confidential Information of Company relating to, Merchants, ISOs/MSPs, or Service Providers of Company to solicit contracts with merchants, without the prior written consent of Company.

10.16	Findings Letter Implementation Conditions. Prior to the Effective Date of the Agreement, WFB will provide Company with a letter that summarizes the results of WFB’s due diligence site visit (the “Findings Letter”). The Findings Letter may include certain high risk issues or other implementation conditions that WFB will require to be remediated to WFB’s satisfaction before Company can begin providing Transaction Card Services to Merchant under the Agreement. WFB will begin assessing the Monthly Minimum Fee identified in Schedule 7.1 ninety (90) days after the Effective Date of the Agreement if Company has not remediated all high risk issues and other implementation conditions listed in the Findings Letter.

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WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.

TRANSFIRST HOLDINGS, INC.

By:	/s/ Mark Travis

Name:	Mark Travis
Its:	Senior Vice President and Chief Financial Officer

[Signature Page to the Wells Fargo Agreement]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

WELLS FARGO BANK, N.A.

By:	/s/ Mark Baumli

Name:	Mark Baumli
Its:	EVP

[Signature Page to the Wells Fargo Agreement]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Schedule 5.2.1

WFB Disclosure Page

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EXCHANGE COMMISSION.

DISCLOSURE PAGE

Merchant Services Provider Contact Information

Name:	<Required>
Address:	<Required>
URL:	<Optional>
Customer Service #:	<Required>
Application Inquiry #:	<Required>
Sales Office #:	<Required>

Member Bank Information

The Bank's mailing address is Wells Fargo Bank, 1200 Montego Way, Walnut Creek, CA 94598 and its phone number is (925) 746-4167.

Important Member Bank Responsibilities

- The Bank is the only entity approved to extend acceptance of Payment Network products directly to a Merchant.
- The Bank must be a principal (signer) to the Merchant Agreement.
- The Bank is responsible for educating Merchants on pertinent Visa and MasterCard Rules with which Merchants must comply; but this information may be provided to you by Processor.
- The Bank is responsible for and must provide settlement funds to the Merchant.
- The Bank is responsible for all funds held in reserve that are derived from settlement.

Important Merchant Responsibilities

- Ensure compliance with cardholder data security and storage requirements.
- Maintain fraud and chargebacks below Payment Network thresholds.
- Review and understand the terms of the Merchant Agreement.
- Comply with Payment Network rules.
- Retain a signed copy of this Disclosure Page.

- You may download "Visa Regulations" from Visa's website at: http://usa.visa.com/merchants/operations/op_regulations.html
- You may download "MasterCard Regulations" from MasterCard's website at: http://www.mastercard.com/us/merchant/support/rules.html .

The responsibilities above do not replace the terms of the Merchant Agreement and are provided to ensure the Merchant understands some important obligations of each party and that the Bank is the ultimate authority should the Merchant experience any problems.

Merchant Information

Business Legal Name (Printed):	<Required>
Business Address:	<Required>
Business Phone:	<Required>
Signature of Business Principal:	<Required>
Printed Name of Business Principal:	<Required>
Title:	<Required>
Date:	<Required>

© 2010 Wells Fargo Bank, N.A. All rights reserved. 11/2010

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CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Schedule 7.1

Payments for Services Schedule

(to be inserted)

The information contained herein is the property of Wells Fargo Bank, N.A. All rights reserved. No party may use, copy or disclose any information in this document except as authorized in writing by Wells Fargo Bank. The authorized party may use and copy this information for its internal purposes only. Any other use, reproduction or distribution of this document in whole or in part is expressly prohibited.

© 2011 Wells Fargo Bank, N.A. All rights reserved 01/11

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

•	TransFirst Inc: Payments for Services Schedule

SET-UP:

Portfolio Review, Qualification, Transfer and Set-up of BIN, ICA and Agent (e.g. ISO, Agent Bank, TPP and DSE).	$ [* * *]

TRANSACTION:	Monthly Fees are charged as follows: [* * *]

Monthly Minimum Fee- [* * *]	[* * *]

Standard Fee for Gross Settled Volume (Credit/Signature Debit/Pin Debit) [* * *]	Per Gross Settled Transaction (Credit/Signature Debit/Pin Debit): [* * *]

Annual Pricing Adjustment:	[* * *]% per annum Increased in the month following the anniversary of first transaction cleared through WFB BIN/ICA

PASS THROUGHS:

All charges and income relating to dedicated BIN and ICA including: [* * *]	Pass Through fees shall be assessed at the time that Wells Fargo Bank is charged by Payment Networks.

OTHER MANAGEMENT FEES:

Annual ISO Registration Fee & Due Diligence Review	$[* * *] per ISO

NON-COMPLIANCE FEES:

WFB Brand Usage Non-Compliance Fee

First Violation Continued Non Compliance after cure period	$[* * *] per incident $[* * *] per day until remediated

Second Violation Continued Non Compliance after cure period	$[* * *] per incident $[* * *] per day until remediated

Third Violation No Cure Period	$[* * *] per incident Termination

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CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION.

Merchant Violation Fee:
Policy Violation	$[* * *] per incident
BRAM Violation	$[* * *] First Violation $[* * *] Second Violation $[* * *] Third Violation $[* * *] Fourth Violation & Immediate Termination

Excessive Chargebacks Fee assessed if merchant is in a fineable stage for either card brand program. Only charged once per merchant unless merchant reenters payment network chargeback monitoring program.

$[* * *] per incident
Fraud Management (i.e. Brute Force Attacks) Fee assessed in circumstances that requires involvement of multiple parties including but not limited to the Payment Networks, Card Issuers and Processors.	$[* * *] per incident
LOSS PREVENTION:
Major Security Breach Management -Wells Fargo Management Fee (third part forensic investigation occurs; cost not covered in the fixed fee per incident)	$[* * *] fixed fee per incident
Minor Security Breach Management -Wells Fargo Management Fee (no third party forensic investigation occurs)	$[* * *] fixed fee per incident

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CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

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EXCHANGE COMMISSION.

OTHER FEES:
ACH Services	To be provided by Treasury Management
EARNINGS CREDIT TO OFFSET FEES:
Earnings Credit Non-interest bearing accounts maintained at Wells Fargo Bank for the purpose FAPS’s bankcard settlements will earn “Earnings Credits” to offset fees described in this proposal.	The Earnings Credit Rate (ECR) Index for Wholesale Banking customers is [* * *] The ECR Index is [* * *]. The Index [* * *]. The earnings credit [* * *].

“Major Security Breach” is any suspected or confirmed security breach, account data compromise event, or suspected event that requires a third party forensic investigation as determined by the Bank.

“Minor Security Breach” is any suspected or confirmed security breach, account data compromise event, or suspected event that does not require a third party forensic investigation as determined by the Bank.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED

WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION. WHERE TWO PAGES OF MATERIAL HAVE BEEN

OMITTED, THE REDACTED MATERIAL IS MARKED WITH [@ @].

[@ @]

The information contained herein is the property of Wells Fargo Bank, N.A. All rights reserved. No party may use, copy or disclose any information in this document except as authorized in writing by Wells Fargo Bank. The authorized party may use and copy this information for its internal purposes only. Any other use, reproduction or distribution of this document in whole or in part is expressly prohibited.

© 2011 Wells Fargo Bank, N.A. All rights reserved 01/11

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